UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2017

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20574	51-0340466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26901 Malibu Hills Road Calabasas Hills, California 91301
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code (818) 871-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The Cheesecake Factory Incorporated (the “Company”) announced that, effective July 7, 2017, W. Douglas Benn, Executive Vice President and Chief Financial Officer of the Company, will retire from his positions with the Company.

On May 11, 2017, the Company’s Board of Directors (the “Board”), appointed Matthew Clark, age 48, the Company’s current Senior Vice President, Finance and Strategy, as the Company’s Executive Vice President and Chief Financial Officer, such appointment effective concurrently with Mr. Benn’s retirement on July 7, 2017. Mr. Clark, who brings over 11 years of experience with the Company, has been employed by the Company from 2009 through 2017 as Senior Vice President, Finance and Strategy, and prior to that position, he was the Company’s Vice President of Strategic Planning, from 2006 to 2009. Mr. Clark has no related party transactions to disclose pursuant to Item 404 of Regulation S-K.

The compensatory arrangements in connection with Mr. Clark’s appointment have not been determined as of the date of filing this Form 8-K; the Company will provide such information on a Form 8-K/A within four business days following the determination of such arrangements. Effective on July 7, 2017, Mr. Clark will become eligible to participate equitably with the Company’s other executive officers in any of the Company’s plans relating to incentive compensation, pension, profit sharing, disability income insurance, life insurance, education, medical coverage, automobile allowance or leasing, or other retirement or employee benefits.

The Board thanked Mr. Benn for his years of service and for his assistance during the transition period from May 11, 2017 through July 7, 2017.

ITEM 8.01                    OTHER EVENTS

In a press release dated May 11, 2017, the Company announced the retirement of W. Douglas Benn, Executive Vice President and Chief Financial Officer, effective July 7, 2017. The Company also announced that the Board appointed Matthew Clark, the Company’s current Senior Vice President, Finance and Strategy, as the Company’s Executive Vice President and Chief Financial Officer, effective concurrently with Mr. Benn’s retirement on July 7, 2017.

The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

99.1        Press release dated May 11, 2017 entitled, “Chief Financial Officer W. Douglas Benn to Retire From The Cheesecake Factory Incorporated”

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2017	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Debby Zurzolo
Debby Zurzolo
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated May 11, 2017 entitled, “Chief Financial Officer W. Douglas Benn to Retire From The Cheesecake Factory Incorporated”